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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - January 31, 2002
                        (Date of Earliest Event Reported)


                            GLOBALNET, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-27469


            NEVADA                                         87-0635536
------------------------------            --------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

1919 South Highland Avenue, Suite 125-D
LOMBARD, ILLINOIS                                                   60148
---------------------------------------                       ------------------
(Address of principal                                             (Zip Code)
  executive offices)


Registrant's telephone number, including area code:  (630) 652-1300

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.

            On January 31, 2002, Crescent International, Ltd. delivered a conversion notice for partial conversion of $320,000 principal amount of the convertible note due April 9, 2004 in the principal amount of $800,000 into 779,538 shares of Company common stock at a conversion price of $0.4105 per share thereby reducing the principal amount of the convertible note to $480,000. Such conversion notice was promptly accepted by the Company in accordance with the terms of the convertible note and the corresponding shares of Company common stock were delivered to Crescent International. Previously, the Company filed a registration statement on Form S-3 to register, among other things, the shares issuable under the convertible note. This registration statement was declared effective by the Securities and Exchange Commission on July 9, 2001.


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits


(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits

EXHIBIT                    DESCRIPTION

         Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GLOBALNET, INC.



                                    By /s/ Pere Valles
                                    ---------------------
                                    Name:  Pere Valles
                                    Title: Chief Financial Officer


Dated: February 8, 2002